NEW YORK LIFE INVESTMENTS FUNDS TRUST

NYLI Floating Rate Fund

(the “Fund”)

Supplement dated April 16, 2025 (“Supplement”) to the

Summary Prospectus and Prospectus, each dated February 28, 2025, and Statement of Additional Information (“SAI”), dated February 28, 2025, as amended March 28, 2025

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

Effective as of the close of business on June 30, 2025, Mark A. Campellone will retire from NYL Investors LLC and will no longer serve as a portfolio manager of the Fund. All references to Mr. Campellone are deleted in their entirety from the Summary Prospectus, Prospectus and SAI at that time. Arthur Torrey will continue to serve as a portfolio manager of the Fund.

In addition to these changes, effective May 1, 2025:

1. Gregory Fantoni is added as a portfolio manager of the Fund.

2. The table in the section entitled “Management” of the Fund’s Summary Prospectus and Prospectus is amended to include the following:

Subadvisor	Portfolio Managers	Service Date
NYL Investors LLC	Gregory Fantoni, Senior Director	Since May 2025

3. The subsection entitled “Portfolio Manager Biographies” under the heading “Know With Whom You Are Investing” in the Prospectus is amended to include the following:

Gregory Fantoni

Mr. Fantoni has managed the NYLI Floating Rate Fund since May 2025. Mr. Fantoni is an Investment Analyst and Assistant Portfolio Manager in the High-Yield Credit Group at NYL Investors. He joined NYL Investors in 2016 and is responsible for sector-specific investment analysis and fundamental credit research for non-investment grade assets including floating rate loans and high-yield bonds. Prior to joining NYL Investors, Mr. Fantoni was an investment banking associate at Credit Suisse. Prior to Credit Suisse, he was a corporate banking analyst at Citi. Mr. Fantoni received a B.S.B.A. from Georgetown University.

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REG-00052-04/25